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                                                                    EXHIBIT 99.2



                              STANDSTILL AGREEMENT


                  Standstill Agreement dated as of November 7, 2001 by and between York Research Corporation, a Delaware corporation ("York"); its undersigned subsidiaries (collectively with York, the "York Parties") and the undersigned persons who are beneficial owners of, or have investment discretion with respect to, Portfolio Bonds (defined below) (collectively "Consenting Holders").

                  WHEREAS, pursuant to a Trust Indenture dated August 4, 1998 (the "Trust Indenture") under which The Bank of New York, a New York banking corporation is bond trustee, (in such capacity and as collateral agent and depositary bank, the "Trustee") 12.0% Senior Secured Bonds due October 30, 2007 (the "Portfolio Bonds") were issued by York Power Funding (Cayman) Limited, a limited liability company incorporated under the laws of the Cayman Islands (the "Issuer"). Capitalized terms used herein but not defined herein shall have such definition as is provided for in the Trust Indenture;

                  WHEREAS, the Issuer loaned the proceeds of the sale of the Portfolio Bonds to various direct and indirect subsidiaries and affiliates of York (the "Subsidiaries") pursuant to the Finance Documents.

                  WHEREAS, certain of the Consenting Holders have formed an informal committee (the "Bondholders Committee");

                  WHEREAS, the York Parties, the Bondholders Committee, Credit Suisse First Boston and the Trustee have commenced discussions relating to the Finance Documents (the "Discussions");

                  NOW, THEREFORE, in consideration of the foregoing and in connection with the Discussions, the undersigned parties agree as follows:


                  1. Forbearance. (a) Each of the Consenting Holders agrees that, so long as this agreement shall remain in effect (the "Forbearance Period"), it shall forbear and not exercise, and it shall not instruct the Trustee to exercise, any remedies that might otherwise be available to it or the Trustee at any time under any of the Finance Documents to collect the indebtedness thereunder or to realize upon the collateral therefor, including, without limitation, the commencement of any action, suit or proceeding against York or any Subsidiary for payment; the acceleration of the maturity of any indebtedness now or hereafter owed under the Finance Documents; the exercise of any right of set off or offset; or the realization upon or enforcement of any rights against collateral, including without limitation any securities pledged or funds held in deposit accounts; provided, however, that nothing herein shall prevent the Consenting Holders from enforcing any other rights they may have under the Finance Documents during the Forbearance Period, including rights as against the Trustee, or enforcing this agreement.

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                  (b) Following the Forbearance Period, each Consenting Holder shall be entitled to exercise and enforce, and to instruct the Trustee to exercise and enforce, any and all rights and remedies available to it or the Trustee at the time under the Finance Documents as a consequence of the continuance of any Indenture Defaults or Indenture Events of Default. Such Consenting Holder by agreeing to forbear is not waiving, and the Trustee shall not be considered to have waived, any Indenture Default or Indenture Event of Default or any rights or remedies in respect thereto.


2. Covenants of York Parties. During the Forbearance Period, the York Parties shall:

         (a) use their best efforts to work with the Trustee to establish blocked accounts, required by the Finance Documents, relating to the Trinidad Project; provided, that such arrangements shall provide for the disbursement from such accounts of funds for the Trinidad Project as provided for by the Finance Documents;


         (b) consult regularly with a designee of, and counsel to, the Bondholders Committee regarding sale of any material assets, including the proposed sale of the Trinidad Project to NRG, including consultations prior to significant negotiations with either the potential buyers or the Trinidad government authorities including T&TEC;

         (c) not sell any material assets without the consent of Consenting Noteholders who hold, in the aggregate, 51% of the outstanding principal amount of the Portfolio Bonds;

         (d) Promptly provide all requested financial information reasonably requested by counsel to the Bondholder Committee, including current, projected future and historical cash flows, bank account records and budgets, subject to reasonable confidentiality provisions to be negotiated in good faith;

         (e) not later than December 31, 2001 provide, subject to reasonable confidentiality provisions to be negotiated in good faith, a written report by outside independent accountants regarding the diversion of approximately $17 million referenced in York's Form 8-K dated as of October 30, 2001 (the "8K"); such report shall be the same report delivered to the Finance Committee of York's board of directors;

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         (f) promptly provide the Consenting Bondholders and counsel to the
Bondholders Committee with notice of any defaults or events of default that the York Parties believe exist under the Financing Documents, beyond the events described in York's letter to the Trustee dated November 1, 2001; and

         (g) consult with and update the Consenting Noteholders and the Bondholders Committee regarding all discussions and negotiations with creditors of York and discussions and negotiations regarding the NAEC bankruptcy.

3. Term. (a) The effective date of this agreement shall be November 8, 2001 (the "Effective Date").

                  (b) This agreement shall be effective until terminated under subsection (c).

                  (c) Termination. This agreement shall terminate upon the earliest to occur of:

                  (i) by written notice to York (a "Termination Notice") signed by Consenting Holders beneficially owning or controlling at least 51% of the outstanding principal amount of Portfolio Bonds, with such termination being effective at 5:00 p.m. prevailing New York time on the fifth business day next following the date of receipt by York of the Termination Notice or at such later time as may be specified in such Termination Notice;

                      (ii) the termination of the Agreement(as defined in the
                  8K);

                      (iii) the commencement of any insolvency proceeding by or
                  against any of the York Parties or the Issuer;

                      (iv) any material breach of York's covenants contained in
                  this agreement which is not cured within 5 days after written notice thereof is given to the York Parties; and

                      (v) 5:00 p.m. prevailing New York time on November 21,
                  2001.
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4. Reservations of Rights.

                  (a) Continuing Effect of Finance Documents. Except as expressly provided in this agreement, each Finance Document shall continue unchanged and in full force and effect, and all rights, powers and remedies thereunder shall be expressly reserved.

                  (b) Reservation of Rights. Nothing in this agreement shall be construed as a waiver of any right of (i) the Consenting Holders, any beneficial owner or Holder of any Portfolio Bonds, or the Trustee against any of the York Parties, the Issuer, the Trustee, any affiliate of the foregoing or any other person, or (ii) any of the York Parties against any Person, or as an estoppel, admission, waiver or other binding statement by the Consenting Holders, any beneficial owner or Holder of Portfolio Bonds, the Trustee or any York Party with respect to the current status of, any rights or remedies available with respect to, or any causes of action relating in any way to the Portfolio Bonds and the Financing Documents.


5. Successors and Assigns. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns; and no third party shall have any right to rely upon or enforce any provision of this agreement. Prior to the termination hereof, no party hereto may assign any of its rights or claims under the Finance Documents without first having the assignee agree in writing to be bound by this agreement.


6. Each Consenting Holder represents and warrants that it is the beneficial owner of, or has investment discretion with respect to, the principal amount of Portfolio Bonds set forth next to its signature below and if any record holder of such Portfolio Bonds proposes to take any action in violation of this Agreement, agrees to instruct the record holder of such Portfolio Bonds to comply with the provisions of this Agreement.

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7.  Governing Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without reference to conflict of laws principles.


8. Notice. If notice is given to any of the York Parties, it shall be addressed as follows:

                           c/o York Research Corporation
                           280 Park Avenue
                           Suite 2700W
                           New York, NY 10017
                           Attn:  President
                           Fax No. (212) 557-5678


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                  with a copy to:

                           Moses & Singer LLP
                           1301 Avenue of the Americas
                           New York, New York 10019
                           Attn: Alan Kolod, Esq. and Philip Olick, Esq. Fax No. (212) 554-7700


9. Authority to Sign; Several Liability. Each party signing this agreement represents that such party has full power and authority to do so, that it consulted with counsel of its choice prior to doing so, and that it had read and understands the provisions of this agreement. Each Consenting Holder's duties and obligations under this agreement are its several obligations, and no Consenting Holder shall have joint or joint and several liability hereunder.


10. Counterparts. This agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Delivery by facsimile of a signed counterpart of this agreement shall be as effective as delivery of a manually signed original counterpart.


11. Headings. Headings used in this agreement are for convenience of reference only and shall not affect the construction of this agreement.


12. Integration. This agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.




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Waiver. No provision of this agreement may be waived, canceled, discharged, amended, modified or terminated (except as set forth in Section 3) nor any enforcement of this agreement pursuant to its terms be estopped except in writing signed by the party sought to be charged therewith.

                               YORK RESEARCH CORPORATION


                               By:
                                  ---------------------------------------------
                                  Name:    Robert C. Paladino
                                  Title:   President


                               BROOKLYN NAVY YARD POWER LLC


                               By:
                                  ---------------------------------------------
                                  Name:    Robert C. Paladino
                                  Title:   Authorized Signatory


                               WARBASSE POWER I LLC


                               By:
                                  ---------------------------------------------
                                  Name:    Robert C. Paladino
                                  Title:   Authorized Signatory


                               WARBASSE POWER II LLC


                               By:
                                  ---------------------------------------------
                                  Name:    Robert C. Paladino
                                  Title:   Authorized Signatory

                               NEW WORLD POWER TEXAS RENEWABLE
                                 ENERGY LIMITED PARTNERSHIP

                               By: BIG SPRINGS TEXAS ENERGY
                                   MANAGEMENT, INC., its General Partner


                               By:
                                  ---------------------------------------------
                                        Name:    Robert C. Paladino
                                        Title:   President


                              YORK EX INTERNATIONAL SRL


                              By:
                                 ----------------------------------------------
                                       Name:    Robert C. Paladino
                                       Title:   President


                              YORK HOLDINGS (BARBADOS) SRL


                              By:
                                 ----------------------------------------------
                                       Name:    Robert C. Paladino
                                       Title:   President


                              INNCOGEN, LIMITED


                              By:
                                 ----------------------------------------------
                                       Name:    Robert C. Paladino
                                       Title:   President



[Consenting Holders]                 Principal Amount of Portfolio Bonds held